0107662.05-New York Server 7aDraft February 7, 1997 - 4:12 pm


           SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported)
              July 30, 1997 (July 30, 1997)


            KANSAS CITY POWER & LIGHT COMPANY
 (Exact name of registrant as specified in its charter)


                          1-707
                (Commission file number)


                Missouri
44-0308720
     (State or other jurisdiction of
(I.R.S. Employer
     incorporation or organization)
Identification-No.)


           1201 Walnut Street
          Kansas City, Missouri
64106-2124
(Address of principal executive offices)
(Zip Code)


                     (816) 556-2200
  (Registrant's telephone number, including area code)



                     NOT APPLICABLE
--------------------------------------------------------------
(Former name or former address, if changed since last report)

PART I - FINANCIAL INFORMATION
ITEM 1. CONSOLIDATED FINANCIAL STATEMENTS

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED BALANCE SHEETS
(thousands of dollars)
                                                       June 30     December 31
                                                        1997          1996
ASSETS

UTILITY PLANT, at original cost
 Electric                                             $3,486,400    $3,472,607
 Less-accumulated depreciation                         1,283,825     1,238,187
    Net utility plant in service                       2,202,575     2,234,420
 Construction work in progress                           100,245        69,577
 Nuclear fuel, net of amortization of
   $94,540 and $84,540                                    45,006        39,497
    Total                                              2,347,826     2,343,494

REGULATORY ASSET - RECOVERABLE TAXES                     126,000       126,000

INVESTMENTS AND NONUTILITY PROPERTY                      327,330       231,874

CURRENT ASSETS
 Cash and cash equivalents                                43,018        23,571
 Customer accounts receivable, net of allowance
  for doubtful accounts of $1,333 and $1,644              36,403        27,093
 Other receivables                                        24,494        36,113
 Fuel inventories, at average cost                        18,842        19,077
 Materials and supplies, at average cost                  47,132        47,334
 Deferred income taxes                                     4,606         2,737
 Other                                                     9,284         5,055
    Total                                                183,779       160,980

DEFERRED CHARGES
 Regulatory assets
   Settlement of fuel contracts                            8,951         9,764
   KCC Wolf Creek carrying costs                               0         1,368
   Other                                                  23,710        26,615
 Other deferred charges                                   41,092        14,417
    Total                                                 73,753        52,164

    Total                                             $3,058,688    $2,914,512

CAPITALIZATION AND LIABILITIES
CAPITALIZATION
 Common stock-authorized 150,000,000 shares
   without par value-61,908,726 shares issued-
   stated value                                         $449,697      $449,697
 Retained earnings                                       412,890       455,934
 Unrealized gain on securities available for sale          5,085         6,484
 Capital stock premium and expense                        (1,665)       (1,666)
         Common stock equity                             866,007       910,449
Cumulative preferred stock                                89,062        89,062
Company-obligated mandatorily redeemable Preferred
   Securities of subsidiary trust holding solely
   KCPL Subordinated Debentures *                        150,000             0
Long-term debt                                           934,767       944,136
     Total                                            $2,039,836    $1,943,647
CURRENT LIABILITIES
 Notes payable to banks                                    1,400             0
 Current maturities of long-term debt                     63,513        26,591
 Accounts payable                                         58,700        55,618
 Accrued taxes                                            11,581        18,443
 Accrued interest                                         18,620        21,054
 Accrued payroll and vacations                            23,533        25,558
 Accrued refueling outage costs                           11,657         7,181
 Other                                                    13,311        11,980
     Total                                               202,315       166,425

DEFERRED CREDITS AND OTHER LIABILITIES
 Deferred income taxes                                   641,812       643,189
 Deferred investment tax credits                          64,994        67,107
 Other                                                   109,731        94,144
    Total                                                816,537       804,440

COMMITMENTS AND CONTINGENCIES

   Total                                              $3,058,688    $2,914,512

* The sole asset of the KCPL Financing I Trust is the $154,640,000 principal amount of 8.3% Junior Subordinated Deferrable Interest Debentures due 2037

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED STATEMENTS OF INCOME
                                     Three Months Ended              Year to Date              Twelve Months Ended
                                          June 30                      June 30                      June 30
                                     1997         1996            1997         1996            1997         1996
                                                               (thousands of dollars)

ELECTRIC OPERATING REVENUES        $ 215,420    $ 226,205       $ 410,164    $ 432,829       $ 881,254    $ 914,573

OPERATING EXPENSES
 Operation
   Fuel                               29,291       36,096          64,213       66,869         137,849      138,476
   Purchased power                    17,676       12,540          28,922       26,525          54,852       50,990
   Other                              47,538       45,519          91,461       89,018         183,162      174,133
 Maintenance                          19,764       19,409          36,580       37,438          70,637       72,699
 Depreciation                         27,731       24,861          55,573       49,577         109,908       98,448
 Taxes
   Income                             13,836       18,927          22,366       32,340          58,181       85,862
   General                            22,026       23,451          44,718       47,812          94,154       98,095
 Deferred Wolf Creek costs
   amortization                          684        2,904           1,368        5,808           7,177       11,864
    Total                            178,546      183,707         345,201      355,387         715,920      730,567

OPERATING INCOME                      36,874       42,498          64,963       77,442         165,334      184,006

OTHER INCOME
 Allowance for equity funds
  used during construction               733          457             993        1,117           2,244        2,656
 Miscellaneous income                  8,568        1,948          12,461        2,689          14,615        2,257
 Miscellaneous deductions            (13,503)     (10,928)        (75,664)     (14,713)       (116,123)     (19,870)
 Income taxes                          9,862        8,245          40,095       14,466          62,031       20,951
    Total                              5,660         (278)        (22,115)       3,559         (37,233)       5,994


INCOME BEFORE INTEREST CHARGES        42,534       42,220          42,848       81,001         128,101      190,000

INTEREST CHARGES
 Long-term debt                       17,628       13,205          32,144       26,629          59,454       53,590
 Short-term debt                         331          496           1,170          614           1,807          712
 Miscellaneous                         1,035        1,386           1,910        2,492           4,258        4,347
 Allowance for borrowed funds
  used during construction              (589)        (541)         (1,373)        (931)         (2,389)      (1,849)
    Total                             18,405       14,546          33,851       28,804          63,130       56,800

PERIOD RESULTS
 Net income                           24,129       27,674           8,997       52,197          64,971      133,200
 Preferred stock
  dividend requirements                  959          935           1,914        1,892           3,812        3,855
 Earnings available for
  common stock                        23,170       26,739           7,083       50,305          61,159      129,345

Average number of common
 shares outstanding                   61,897       61,902          61,896       61,902          61,899       61,902
Earnings per common share              $0.37        $0.43           $0.11        $0.81           $0.99        $2.09
Cash dividends per
 common share                         $0.405        $0.39           $0.81        $0.78           $1.62        $1.56
<F1>

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(thousands of dollars)
                                          Year to Date     Twelve Months Ended
                                            June 30              June 30
                                         1997      1996       1997      1996

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                            $  8,997  $ 52,197   $ 64,971  $133,200
 Adjustments to reconcile net income
  to net cash from operating
    activities:
 Depreciation                            55,573    49,577    109,908    98,448
 Amortization of:
  Nuclear fuel                           10,000     5,689     20,405    13,226
  Deferred Wolf Creek costs               1,368     5,808      7,177    11,864
  Other                                   4,032     2,762      6,777     6,849
 Deferred income taxes (net)             (2,451)    7,369    (18,482)    9,883
 Deferred investment tax credit
   amortization                          (2,113)   (2,049)    (4,227)   (4,181)
 Deferred storm costs                         0         0     (8,885)        0
 Deferred merger costs                   (5,597)  (11,718)     6,121   (11,718)
 Allowance for equity funds used
   during construction                     (993)   (1,117)    (2,244)   (2,656)
 Cash flows affected by changes in:
  Receivables                             2,309    (9,158)    12,929   (30,301)
  Fuel inventories                          235     4,156       (895)    1,367
  Materials and supplies                    202     1,075     (1,032)     (480)
  Accounts payable                        3,082        94      6,100    14,278
  Accrued taxes                          (6,862)   (3,447)   (24,698)  (18,740)
  Accrued interest                       (2,434)     (270)     1,984     3,589
  Wolf Creek refueling outage
    accrual                               4,476   (11,290)     9,384    (5,874)
 Pension and postretirement benefit
     obligations                            868       929       (145)   (3,898)
 Other operating activities               2,350     4,642      9,554    12,236
  Net cash from operating
   activites                             73,042    95,249    194,702   227,092

CASH FLOWS FROM INVESTING ACTIVITIES
 Utility capital expenditures           (67,055)  (52,734)  (115,268) (134,758)
 Allowance for borrowed funds used
   during construction                   (1,373)     (931)    (2,389)   (1,849)
 Purchases of investments               (89,702)  (11,166)  (113,898)  (44,827)
 Purchases of nonutility property        (5,841)   (9,558)   (16,678)   (9,558)
 Other investing activities              (8,751)   (3,489)    (6,193)    1,921
  Net cash from investing
   activities                          (172,722)  (77,878)  (254,426) (189,071)

CASH FLOWS FROM FINANCING ACTIVITIES
 Issuance of mandatorily redeemable
   Preferred Securities of
   subsidiary trust                     150,000         0    150,000         0
 Issuance of long-term debt              54,360    20,441    169,360    49,114
 Repayment of long-term debt            (26,807)  (44,230)   (56,807)  (44,239)
 Net change in short-term borrowings      1,400    50,000    (67,600)   55,000
 Dividends paid                         (52,041)  (50,183)  (104,061) (100,440)
 Other financing activities              (7,785)     (363)    (9,576)    2,669
  Net cash from financing
   activities                           119,127   (24,335)    81,316   (37,896)
NET CHANGE IN CASH AND CASH
    EQUIVALENTS                          19,447    (6,964)    21,592       125

CASH AND CASH EQUIVALENTS AT BEGINNING
    OF PERIOD                            23,571    28,390     21,426    21,301

CASH AND CASH EQUIVALENTS AT END
    OF PERIOD                           $43,018   $21,426    $43,018   $21,426

CASH PAID DURING THE PERIOD FOR:
Interest (net of amount capitalized)    $36,780   $28,306    $60,931   $51,621
Income taxes                                 $0   $27,588    $30,756   $80,992

KANSAS CITY POWER & LIGHT COMPANY
CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
(thousands of dollars)
                                          Year to Date     Twelve Months Ended
                                            June 30              June 30
                                         1997      1996       1997      1996


Beginning balance                      $455,934  $449,966   $451,980  $419,220

Net income                                8,997    52,197     64,971   133,200
                                        464,931   502,163    516,951   552,420
Dividends declared
   Preferred stock - at required rates    1,906     1,900      3,788     3,874
   Common stock                          50,135    48,283    100,273    96,566

Ending balance                         $412,890  $451,980   $412,890  $451,980


                         Signatures


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         KANSAS CITY POWER & LIGHT COMPANY




                         By:          /s/  Jeanie Sell Latz
                            Name:  Jeanie Sell Latz
                            Title:    Corporate Secretary


July 30, 1997